                                                                    EXHIBIT 99.2



 CASE NAME:                 KEVCO MANAGEMENT, INC.                 ACCRUAL BASIS

 CASE NUMBER:               401-40788-BJH-11

 JUDGE:                     BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT
                      NORTHERN  DISTRICT OF   TEXAS
                    -----------            -----------
                        FORT WORTH  DIVISION
                    ---------------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2001
                                      -------------------


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


      RESPONSIBLE PARTY:


      /s/ JOSEPH P. TOMCZAK                                                                        TREASURER
      -------------------------------------------------                                -------------------------------
      Original Signature of Responsible Party                                                        Title

      JOSEPH P. TOMCZAK                                                                          APRIL 13, 2001
      -------------------------------------------------                                -------------------------------
      Printed Name of Responsible Party                                                               Date


      PREPARER:


      /s/ DENNIS S. FAULKNER                                                                ACCOUNTANT FOR DEBTOR
      -------------------------------------------------                                -------------------------------
      Original Signature of Preparer                                                                Title

      DENNIS S. FAULKNER                                                                        APRIL 13, 2001
      -------------------------------------------------                                -------------------------------
      Printed Name of Preparer                                                                      Date

    CASE NAME:    KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 1

    CASE NUMBER:       401-40788-BJH-11

    COMPARATIVE BALANCE SHEET

                                                            MONTH              MONTH              MONTH
                                          SCHEDULED         -----              -----              -----
ASSETS                                     AMOUNT           FEB-01
------                                 --------------   ---------------      ------------      -------------
1.    Unrestricted Cash (FOOTNOTE)          6,557,974        17,746,282
2.    Restricted Cash                                                                                      0
3.    Total Cash                            6,557,974        17,746,282                 0                  0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses (FOOTNOTE)           3,450,681         2,824,027
8.    Other (Attach List)                     263,606           269,703                 0                  0
9.    Total Current Assets                 10,272,261        20,840,012                 0                  0
10.   Property, Plant & Equipment           3,285,885         3,285,886
11.   Less: Accumulated
      Depreciation/Depletion               (1,753,163)       (1,805,114)
12.   Net Property, Plant & Equipment       1,532,722         1,480,772                 0                  0
13.   Due From Insiders
14.   Other Assets - Net of
      Amortization (Attach List)               36,082            36,001
15.   Other (Attach List)                 153,399,371       119,191,133                 0                  0
16.   Total Assets                        165,240,436       141,547,918                 0                  0

POST PETITION LIABILITIES

17.   Accounts Payable                                          301,078
18.   Taxes Payable                                               6,359
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List) (FOOTNOTE)                          4,650,723                 0                  0
23.   Total Post Petition Liabilities                         4,958,159                 0                  0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)              75,885,064        63,113,388
25.   Priority Debt (FOOTNOTE)                200,832            91,281
26.   Unsecured Debt (FOOTNOTE)             1,779,701         2,486,489
27.   Other (Attach List)                 242,243,558       256,778,148                 0                  0
28.   Total Pre Petition Liabilities      320,109,155       322,469,306                 0                  0
29.   Total Liabilities                   320,109,155       327,427,466                 0                  0

EQUITY

30.   Pre Petition Owners' Equity                          (154,868,719)
31.   Post Petition Cumulative Profit
      Or (Loss)                                                (367,705)
32.   Direct Charges To Equity (Attach
      Explanation Footnote)                                 (30,643,124)
33.   Total Equity                                         (185,879,548)                0                  0
34.   Total Liabilities and Equity                          141,547,918                 0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

     CASE NAME:      KEVCO MANAGEMENT, INC.            SUPPLEMENT TO

     CASE NUMBER:      401-40788-BJH-11              ACCRUAL BASIS - 1


     COMPARATIVE BALANCE SHEET

                                                                   MONTH           MONTH           MONTH
                                                SCHEDULED          -----           -----           -----
     ASSETS                                      AMOUNT            FEB-01
     ------                                   --------------    -------------    ----------     ----------
     A.    Security Deposit                            8,794            8,794
     B.    Cash Surrender Value: Life Ins.           254,812          260,909
     C.
     D.
     E.
     TOTAL OTHER ASSETS -  LINE 8                    263,606          269,703             0              0

     A.    Organizational Costs                       36,082           36,001
     B.
     C.
     D.
     E.
     TOTAL OTHER ASSETS NET OF
     AMORTIZATION -  LINE 14                          36,082           36,001             0              0

           Intercompany Receivables
     A.    (FOOTNOTE)                            113,743,558       79,377,508
     B.    Intercompany Royalties                 39,655,813       39,813,625
     C.
     D.
     E.
     TOTAL OTHER ASSETS -  LINE 15               153,399,371      119,191,133             0              0

     POST PETITION LIABILITIES
     A.    Accrued Liabilities Other                                1,053,230
     B.    Deferred Compensation                                      960,371
     C.    401K Contribution                                           32,932
     D.    Accrued Health Claims                                    1,300,036
     E.    Accrued Payroll                                          1,125,642
     F.    Acc. Professional Fees                                     178,512
     TOTAL OTHER POST PETITION
     LIABILITIES -  LINE 22                                         4,650,723             0              0

     PRE PETITION LIABILITIES

           Intercompany Payables
     A.    (FOOTNOTE)                            113,743,558      128,278,148
     B.    10 3/8% Senior Sub. Notes             105,000,000      105,000,000
     C.    Sr. Sub. Exchangeable Notes            23,500,000       23,500,000
     D.
     E.

     TOTAL OTHER PRE PETITION
     LIABILITIES -  LINE 27                      242,243,558      256,778,148             0              0

CASE NAME:            KEVCO MANAGEMENT, INC.                 ACCRUAL BASIS - 2

CASE NUMBER:            401-40788-BJH-11


INCOME STATEMENT

                                             MONTH        MONTH     MONTH
                                             -----        -----     -----     QUARTER
REVENUES                                     FEB-01                            TOTAL
--------                                   ---------    --------   --------  ---------
1.  Gross Revenues                                                        0          0
2.  Less: Returns & Discounts                                                        0
3.  Net Revenue                                    0           0          0          0

COST OF GOODS SOLD
4.  Material                                                                         0
5.  Direct Labor                                                                     0
6.  Direct Overhead                                                                  0
7.  Total Cost Of Goods Sold                       0           0          0          0
8.  Gross Profit                                   0           0          0          0

OPERATING EXPENSES
9.  Officer / Insider Compensation            45,063                            45,063
10. Selling & Marketing                       16,372                            16,372
11. General & Administrative                 120,177                           120,177
12. Rent & Lease                              38,622                            38,622
13. Other (Attach List)                      248,419           0          0    248,419
14. Total Operating Expenses                 468,653           0          0    468,653
15. Income Before Non-Operating
    Income & Expense                        (468,653)          0          0   (468,653)

OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)          789,394           0          0    789,394
17. Non-Operating Expense (Att List)               0           0          0          0
18. Interest Expense                                                                 0
19. Depreciation / Depletion                  52,032                            52,032
20. Amortization                                                                     0
21. Other (Attach List)                                                              0
22. Net Other Income & Expenses              737,362           0          0    737,362

REORGANIZATION EXPENSES
23. Professional Fees                        636,414                           636,414
24. U.S. Trustee Fees                                                                0
25. Other (Attach List)                            0           0          0          0
26. Total Reorganization Expenses            636,414           0          0    636,414
27. Income Tax                                                                       0
28. Net Profit (Loss)                       (367,705)          0          0   (367,705)

This form     does x does not have related footnotes on Footnotes Supplement.
          ---     ---

     CASE NAME:                KEVCO MANAGEMENT, INC.       SUPPLEMENT TO

     CASE NUMBER:                 401-40788-BJH-11        ACCRUAL BASIS - 2


     INCOME STATEMENT

                                                      MONTH             MONTH             MONTH
                                                      -----             -----             -----           QUARTER
     OPERATING EXPENSES                               FEB-01                                               TOTAL
     ------------------                             ---------          --------         ---------        ----------
     A.   Payroll                                     187,266                                               187,266
     B.   Insurance                                    27,207                                                27,207
     C.   Utilities & Telephone                        12,780                                                12,780
     D.   Taxes                                        21,166                                                21,166
     E.                                                                                                           0
           TOTAL OTHER OPERATING
            EXPENSES - LINE 13                        248,419                 0                 0           248,419

     OTHER INCOME & EXPENSES
     A.   Miscellaneous Income                          3,904                                                 3,904
     B.   Intercompany Operating Fees                 380,423                                               380,423
     C.   Interco. Management Fees                    315,625                                               315,625
     D.   Intercompany Information Technology Fee      89,442                                                89,442
     E.                                                                                                           0
           TOTAL NON-OPERATING
            INCOME - LINE 16                          789,394                 0                 0           789,394

     A.                                                                                                           0
     B.                                                                                                           0
     C.                                                                                                           0
     D.                                                                                                           0
     E.                                                                                                           0
           TOTAL NON-OPERATING
            EXPENSE - LINE 17                               0                 0                 0                 0


     REORGANIZATION EXPENSES
     A.                                                                                                           0
     B.                                                                                                           0
     C.                                                                                                           0
     D.                                                                                                           0
     E.                                                                                                           0
                TOTAL OTHER
         REORGANIZATION EXPENSES -
                 LINE 25                                    0                 0                 0                 0

     CASE NAME:        KEVCO MANAGEMENT, INC.               ACCRUAL BASIS - 3

     CASE NUMBER:         401-40788-BJH-11


                                                      MONTH             MONTH             MONTH
     CASH RECEIPTS AND                                -----             -----             -----           QUARTER
     DISBURSEMENTS                                     FEB-01                                               TOTAL
     -----------------                              ------------       ---------        ---------        -----------
     1.  Cash - Beginning Of Month              SEE ATTACHED SUPPLEMENT AND FOOTNOTE                               0

     RECEIPTS FROM OPERATIONS
     2.  Cash Sales                                                                             0                  0

     COLLECTION OF ACCOUNTS RECEIVABLE
     3.  Pre Petition                                                                                              0
     4.  Post Petition                                                                                             0
     5.  Total Operating Receipts                              0               0                0                  0

     NON-OPERATING RECEIPTS
     6.  Loans & Advances (Attach List)                        0               0                0                  0
     7.  Sale of Assets                                                                                            0
     8.  Other (Attach List)                                   0               0                0                  0
     9.  Total Non-Operating Receipts                          0               0                0                  0
     10. Total Receipts                                        0               0                0                  0
     11. Total Cash Available                                  0               0                0                  0

     OPERATING DISBURSEMENTS
     12. Net Payroll                                                                                               0
     13. Payroll Taxes Paid                                                                                        0
     14. Sales, Use & Other Taxes Paid                                                                             0
     15. Secured / Rental / Leases                                                                                 0
     16. Utilities                                                                                                 0
     17. Insurance                                                                                                 0
     18. Inventory Purchases                                                                                       0
     19. Vehicle Expenses                                                                                          0
     20. Travel                                                                                                    0
     21. Entertainment                                                                                             0
     22. Repairs & Maintenance                                                                                     0
     23. Supplies                                                                                                  0
     24. Advertising                                                                                               0
     25. Other (Attach List)                                   0               0                0                  0
     26. Total Operating Disbursements                         0               0                0                  0

     REORGANIZATION DISBURSEMENTS
     27. Professional Fees                                                                                         0
     28. U.S. Trustee Fees                                                                                         0
     29. Other (Attach List)                                   0               0                0                  0
     30. Total Reorganization Expenses                         0               0                0                  0
     31. Total Disbursements                                   0               0                0                  0
     32. Net Cash Flow                                         0               0                0                  0
     33. Cash - End of Month                                   0               0                0                  0

This form     does x does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:     KEVCO MANAGEMENT, INC.                   SUPPLEMENT TO
                                                        ACCRUAL BASIS - 3
CASE NUMBER:      401-40788-BJH-11



                                        KEVCO        KEVCO          KEVCO        KEVCO        KEVCO       KEVCO
                                       DIST LP       MFG.LP          MGMT       HOLDING     COMPONENTS     INC          TOTAL
                                     -----------  ------------   ------------  ---------    ----------   --------    -----------
 1   CASH-BEGINNING OF MONTH              41,421        41,683      6,557,975        232           134      1,000      6,642,445

   RECEIPTS FROM OPERATIONS
 2   CASH SALES                          253,667            --                                                           253,667

   COLLECTION OF ACCOUNTS RECEIVABLE
 3   PRE PETITION                     13,527,813     6,073,470                                                        19,601,283
 4   POST PETITION                     2,122,364     1,535,289                                                         3,657,653
 5   TOTAL OPERATING RECEIPTS         15,903,844     7,608,759             --         --            --         --     23,512,603

   NON OPERATING RECEIPTS
 6   LOANS & ADVANCES                                       --                                                                --
 7   SALE OF ASSETS                                 11,782,255                                                        11,782,255
 8   OTHER                                                  --      1,104,148                                          1,104,148
           SALE EXPENSE REIMBURSEMENT                                  21,500
           ADP ADVANCE                                              1,020,000
           INTEREST INCOME                                             62,648

 9   TOTAL NON OPERATING RECEIPTS             --    11,782,255      1,104,148         --            --         --     12,886,403
10   TOTAL RECEIPTS                   15,903,844    19,391,014      1,104,148         --            --         --     36,399,006
11   CASH AVAILABLE                   15,945,265    19,432,697      7,662,123        232           134      1,000     43,041,451

   OPERATING DISBURSEMENTS
12   NET PAYROLL                         513,728       859,526         75,595                                          1,448,849
13   PAYROLL TAXES PAID                                     --        611,823                                            611,823
14   SALES, USE & OTHER TAXES PAID        12,074         1,812            595                                             14,481
15   SECURED/RENTAL/LEASES               191,535        82,579        108,322                                            382,436
16   UTILITIES                            10,705         3,181         25,786                                             39,672
17   INSURANCE                             4,337            --        236,564                                            240,901
18   INVENTORY PURCHASES               5,836,642     3,814,900                                                         9,651,542
19   VEHICLE EXPENSE                      68,467         1,237                                                            69,704
20   TRAVEL                               30,855        21,803            169                                             52,827
21   ENTERTAINMENT                        14,203         1,766              6                                             15,975
22   REPAIRS & MAINTENANCE                   764         3,188            256                                              4,208
23   SUPPLIES                              2,334        52,289            221                                             54,844
24   ADVERTISING                              --            --             --                                                 --
25   OTHER                               190,513       118,812        629,428         --            --         --        938,753
           FREIGHT                       184,578        82,949                                                           267,527
           CONTRACT LABOR                  1,033            --         50,000                                             51,033
           401 K PAYMENTS                                   --        149,278                                            149,278
           PAYROLL TAX ADVANCE ADP                                    398,126                                            398,126
           WAGE GARNISHMENTS                                           14,484                                             14,484
           MISC.                           4,902        35,863         17,540                                             58,305
26   TOTAL OPERATING DISBURSEMENTS     6,876,157     4,961,093      1,688,765         --            --         --     13,526,015

   REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                      --                                                                --
28   US TRUSTEE FEES                                        --                                                                --
29   OTHER                             9,027,579    14,527,600    (11,772,924)        --            --         --     11,782,255
           LOAN PAYMENTS                            11,782,255                                                        11,782,255
           INTERCOMPANY TRANSFERS      9,027,579     2,745,345    (11,772,924)                                                --

30   TOTAL REORGANIZATION EXPENSE      9,027,579    14,527,600    (11,772,924)        --            --         --     11,782,255
31   TOTAL DISBURSEMENTS              15,903,736    19,488,693    (10,084,159)        --            --         --     25,308,270
32   NET CASH FLOW                           108       (97,679)    11,188,307         --            --         --     11,090,736
                                     -----------  ------------   ------------  ---------    ----------   --------    -----------
33   CASH- END OF MONTH                   41,529       (55,996)    17,746,282        232           134      1,000     17,733,181
                                     ===========  ============   ============  =========    ==========   ========    ===========

    CASE NAME:       KEVCO MANAGEMENT, INC.             ACCRUAL BASIS - 4

    CASE NUMBER:       401-40788-BJH-11


                                                                                MONTH               MONTH               MONTH
                                                         SCHEDULED              -----               -----               -----
    ACCOUNTS RECEIVABLE AGING                             AMOUNT                FEB-01
    -------------------------                           -----------          -------------         ---------          ---------
    1.  0 - 30
    2.  31 - 60
    3.  61 - 90
    4.  91 +
    5.  Total Accounts Receivable                                 0                      0                 0                 0
    6.  (Amount Considered Uncollectible)
    7.  Accounts Receivable (Net)                                 0                      0                 0                 0

    AGING OF POST PETITION                         MONTH:            FEBRUARY-01
    TAXES AND PAYABLES                                   ---------------------------------
                                     0 - 30              31 - 60               61 - 90              91 +
    TAXES PAYABLE                     DAYS                 DAYS                  DAYS               DAYS             TOTAL
    -------------                 ------------        -------------         --------------       -----------       -----------
    1.  Federal                                                                                                              0
    2.  State                                                                                                                0
    3.  Local                                                                                                                0
    4.  Other (See below)                6,359                    0                      0                 0             6,359
    5.  Total Taxes Payable              6,359                    0                      0                 0             6,359
    6.  Accounts Payable               301,078                                                                         301,078


                                                   MONTH:            FEBRUARY-01
                                                         ---------------------------------
    STATUS OF POST PETITION TAXES

                                        BEGINNING TAX         AMOUNT                             ENDING TAX
    FEDERAL                               LIABILITY*     WITHHELD AND/OR     (AMOUNT PAID)       LIABILITY
    -------                             -------------    ---------------     -------------       -----------
    1.  Withholding **                                            17,227           (17,227)                0
    2.  FICA - Employee **                                         8,223            (8,223)                0
    3.  FICA - Employer **                                         8,223            (8,223)                0
    4.  Unemployment                                                 240              (240)                0
    5.  Income                                                                                             0
    6.  Other (Attach List)
    7.  Total Federal Taxes                         0             33,913           (33,913)                0

    STATE AND LOCAL
    8.  Withholding                                                  309              (309)                0
    9.  Sales                                   6,359                                                  6,359
    10. Excise                                                                                             0
    11. Unemployment                                                 810              (810)                0
    12. Real Property                                                                                      0
    13. Personal Property                                                                                  0
    14. Other (Attach List)
    15. Total State And Local                   6,359              1,119            (1,119)            6,359
    16. Total Taxes                             6,359             35,032           (35,032)            6,359

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form    does x does not have related footnotes on Footnotes Supplement.
          ---    ---

CASE NAME:        KEVCO MANAGEMENT, INC.             ACCRUAL BASIS - 5

CASE NUMBER:         401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:          FEBRUARY-01
                                                                  ----------------------------------
    BANK RECONCILIATIONS                         Account # 1       Account # 2
    --------------------                      -----------------   ----------------
                                                                  Bank of America
    A.  BANK:                                  Bank of America      3751629012
    B.  ACCOUNT NUMBER:                          1295026976       DIP Disbursement   Other Accounts
    C.  PURPOSE (TYPE):                       Operating Account       Account         (Attach List)           TOTAL
    --------------------                      -----------------   ----------------  ----------------       -----------
    1.  Balance Per Bank Statement                    3,065,301            221,463        14,525,129        17,811,893
    2.  Add: Total Deposits Not Credited                                                           0                 0
    3.  Subtract: Outstanding Checks                     42,194                              (53,091)          (10,897)
    4.  Other Reconciling Items                         (21,591)                             (33,123)          (54,714)
    5.  Month End Balance Per Books                   3,085,904            221,463        14,438,915        17,746,282
    6.  Number of Last Check Written


    INVESTMENT ACCOUNTS

                                               DATE OF      TYPE OF
    BANK, ACCOUNT NAME & NUMBER                PURCHASE    INSTRUMENT  PURCHASE PRICE     CURRENT VALUE
    ---------------------------                --------    ----------  --------------     -------------
    7.

    8.

    9.

    10. (Attach List)                                                               0                 0

    11. Total Investments                                                           0                 0

    CASH
    12. Currency On Hand                                                                              0
    13. Total Cash - End of Month                                                            17,746,282

This form    does x does not have related footnotes on Footnotes Supplement.
          ---    ---

     CASE NAME:     KEVCO MANAGEMENT, INC.            SUPPLEMENT TO

     CASE NUMBER:      401-40788-BJH-11               ACCRUAL BASIS - 5


                 MONTH:          FEBRUARY-01
                       ---------------------------------


     BANK RECONCILIATIONS                        Account # 3        Account # 4       Account # 5
     --------------------                     -----------------   ----------------  ----------------
                                                  Bank of              Key
                                              America/Nation       Bank/Victory       Key Bank/
     A.  BANK:                                    s Funds             Funds          Victory Funds           TOTAL

     B.  ACCOUNT NUMBER:                           846713             301058             301104            OTHER BANK

                                                                      Shelter                               ACCOUNTS
                                               Kevco, Inc. S-T       Components         McDonald
     C.  PURPOSE (TYPE):                         Investment            Corp.          Investments
     1.  Balance Per Bank Statement                  14,525,129                 0                  0        14,525,129
     2.  Add: Total Deposits Not Credited                                                                            0
     3.  Subtract: Outstanding Checks                                                                                0
     4.  Other Reconciling Items                        (25,129)           (1,311)            (6,683)          (33,123)
     5.  Month End Balance Per Books                 14,500,000            (1,311)            (6,683)       14,492,006
     6.  Number of Last Check Written


    INVESTMENT ACCOUNTS

                                               DATE OF      TYPE OF
    BANK, ACCOUNT NAME & NUMBER                PURCHASE    INSTRUMENT  PURCHASE PRICE     CURRENT VALUE
    ---------------------------                --------    ----------  --------------     -------------
     A.

     B.

     C.

     D.

       TOTAL OTHER INVESTMENT
         ACCOUNTS - LINE 10                                                         0                 0

     CASE NAME:           KEVCO MANAGEMENT, INC.         2ND SUPPLEMENT TO

     CASE NUMBER:           401-40788-BJH-11             ACCRUAL BASIS - 5

                MONTH:          FEBRUARY-01
                      -----------------------------------


     BANK RECONCILIATIONS                           Account # 6       Account # 7        Account # 8
     --------------------                         ----------------   ---------------    ----------------
     A.  BANK:                                    Bank of America    Bank of America    Bank of America       TOTAL
     B.  ACCOUNT NUMBER:                             1295027040         3750768628        3750801912        OTHER BANK
     C.  PURPOSE (TYPE):                               Payroll           Payroll           Payroll           ACCOUNTS
     1.  Balance Per Bank Statement                                                                                   0
     2.  Add: Total Deposits Not Credited                                                                             0
     3.  Subtract: Outstanding Checks                      (53,091)                                             (53,091)
     4.  Other Reconciling Items                                                                                      0
     5.  Month End Balance Per Books                       (53,091)                0                  0         (53,091)
     6.  Number of Last Check Written


    INVESTMENT ACCOUNTS

                                                  DATE OF      TYPE OF
    BANK, ACCOUNT NAME & NUMBER                   PURCHASE    INSTRUMENT  PURCHASE PRICE     CURRENT VALUE
    ---------------------------                   --------    ----------  --------------     -------------
    A.

    B.

    C.

    D.

     TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                         0                 0

CASE NAME:      KEVCO MANAGEMENT, INC.              ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11
                                                MONTH:      FEBRUARY-01
                                                       --------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF        AMOUNT       TOTAL PAID
              NAME                      PAYMENT         PAID         TO DATE
              ----                   --------------   ---------     ----------
     1.  Sharon Romere               Payroll              6,923          6,923
     2.  Will Simpson                Payroll              8,654          8,654
     3.  Joe Tomczak                 Payroll             17,308         17,308
     4.  Joe Tomczak                 Expense Reimb.          63             63
     5.  John Wittig                 Payroll             12,115         12,115
     6.  Total Payments To
         Insiders                                        45,063         45,063

                                  PROFESSIONALS

                                  DATE OF
                                 COURT ORDER                                               TOTAL
                                 AUTHORIZING         AMOUNT      AMOUNT     TOTAL PAID     INCURRED
              NAME                 PAYMENT          APPROVED      PAID       TO DATE      & UNPAID *
              ----               -----------        --------     ------     ----------    ----------
     1.
     2.
     3.
     4.
     5.  (Attach List)                                     0          0              0             0
     6.  Total Payments To
         Professionals                                     0          0              0             0

      *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                                              SCHEDULED      AMOUNTS       TOTAL
                                               MONTHLY        PAID         UNPAID
                                              PAYMENTS       DURING         POST
            NAME OF CREDITOR                    DUE           MONTH        PETITION
            ----------------                  ---------    -----------   -----------
     1.  Bank of America (FOOTNOTE)                         11,782,255    63,113,388
     2.  Leases Payable (FOOTNOTE)
     3.
     4.
     5.  (Attach List)                                0              0             0
     6.  TOTAL                                        0     11,782,255    63,113,388

This form  x  does   does not have related footnotes on Footnotes Supplement.
          ---    ---

CASE NAME:      KEVCO MANAGEMENT, INC.                     ACCRUAL BASIS - 7

CASE NUMBER:        401-40788-BJH-11
                                                    MONTH:    FEBRUARY-01
                                                          ----------------------
QUESTIONNAIRE

                                                                                                  YES       NO
                                                                                                  ---       --
1.    Have any Assets been sold or transferred outside the normal course of business this
      reporting period?                                                                                      X
2.    Have any funds been disbursed from any account other than a debtor in possession
      account?                                                                                               X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?      X
4.    Have any payments been made on Pre Petition Liabilities this reporting period?               X
5.    Have any Post Petition Loans been received by the debtor from any party?                               X
6.    Are any Post Petition Payroll Taxes past due?                                                          X
7.    Are any Post Petition State or Federal Income Taxes past due?                                          X
8.    Are any Post Petition Real Estate Taxes past due?                                                      X
9.    Are any other Post Petition Taxes past due?                                                            X
10.   Are any amounts owed to Post Petition creditors delinquent?                                            X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                     X
12.   Are any wage payments past due?                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

     SEE FOOTNOTE

     INSURANCE

                                                                                                       YES       NO
                                                                                                       ---       --
     1.    Are Worker's Compensation, General Liability and other necessary insurance coverages
           in effect?                                                                                   X
     2.    Are all premium payments paid current?                                                       X
     3.    Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS

                                                                                                          PAYMENT
                                                                                                          AMOUNT &
               TYPE OF POLICY                     CARRIER                   PERIOD COVERED                FREQUENCY
               --------------                     -------                   --------------          ------     --------
     Property                            Lexingon, Allianz                 5/29/00-5/29/01          Annual     $  3,632
     Group Health                        Blue Cross Blue Shield      Self Insured - Renews Annual   Annual     $141,036
     Auto                                Liberty Mutual                     9/1/00-9/1/01           Annual     $  6,030
     Fiduciary                           Federal Insurance                  7/15/00-9/1/01          Annual     $ 10,800
     Employee Practices                  Federal Insurance                 6/30/99-6/30/01          Annual     $ 72,800
     Crimeguard                          National Union                     6/30/00-9/1/01          Annual     $ 10,873
     D&O Liability                       Great American Insurance         10/31/98-10/31/01         Annual     $ 71,250

This form  x  does   does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:           KEVCO MANAGEMENT, INC.        FOOTNOTES SUPPLEMENT

CASE NUMBER:            401-40788-BJH-11              ACCRUAL BASIS

                                            MONTH:      FEBRUARY-01
                                                  ------------------------------

  ACCRUAL BASIS          LINE
  FORM NUMBER            NUMBER                           FOOTNOTE / EXPLANATION
  -------------          ------      --------------------------------------------------------------
        1                  1         Pursuant to the February 12, 2001 Order (1) Authorizing
        3                  1         Continued Use of Existing Forms and Records; (2) Authorizing
        5                  1         Maintenance of Existing Corporate Bank Accounts and Cash
                                     Management System; and (3) Extending Time to Comply with 11
                                     U.S.C. Section 345 Investment Guidelines, funds in the Bank of
                                     America and Key Bank deposit accounts are swept daily into
                                     Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco
                                     Management Co. Accordingly, all cash receipts and
                                     disbursements flow through Kevco Management's Bank of America
                                     DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor does
                                     maintain several small petty cash accounts for use by its
                                     operating divisions. These petty cash accounts are included in the cash supplement schedule.

        1                  7         Prepaid Expenses consist of payroll, rent, insurance and other miscellaneous items. The largest prepaid item, payroll, is due to the timing difference between transfers to ADP payroll
                                     service and distribution of payroll checks.

        1                 15A        Intercompany receivables/payables are from/to co-debtors Kevco
        1                 27A        Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
        7                  3         Distribution, LP (Case No. 401-40789-BJH-11), Kevco Holding,
                                     Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                     401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                     Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco,
                                     Inc. (Case No. 401-40783-BJH-11). Debtor currently has
                                     $119,191,133 of intercompany receivables and $128,278,148 of intercompany payables. Although intercompany payables
                                     increased post-petition, the increase has not been reflected as a post-petition liability.

        1                 15A        Intercompany assets were inadvertently misstated on Debtor's
        1                 32         Schedules. The adjustment to equity corrects the error.

        1                 22         The Debtor records on its books accruals for certain
                                     liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition
                                     "Accrued Liabilities."

CASE NAME:           KEVCO MANAGEMENT, INC.        FOOTNOTES SUPPLEMENT

CASE NUMBER:            401-40788-BJH-11              ACCRUAL BASIS

                                            MONTH:      FEBRUARY-01
                                                  ------------------------------

  ACCRUAL BASIS          LINE
  FORM NUMBER            NUMBER                           FOOTNOTE / EXPLANATION
  -------------          ------      --------------------------------------------------------------
        1                 24         Pursuant to an Asset Purchase Agreement approved by the Court
        6                  1         on February 23, 2001 and effective as of the same date among
        7                  4         Kevco, Inc., Kevco Manufacturing, LP, Wingate Management Co.
                                     II, LP and Adorn LLC, certain assets and liabilities of Design
                                     Components, a division of Kevco Manufacturing, LP (Case No.
                                     401-40784-BJH-11), were transferred to Adorn, LLC. At the
                                     effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing,
                                     LP's unsecured pre-petition liabilities, $3.5 million of
                                     accounts receivable, $5 million of inventory and $2.2 million
                                     (book value) of property and equipment. Payment was made
                                     directly to Bank of America, the secured lender, thereby
                                     reducing pre-petition secured debt.

        1                 25         Pursuant to Order dated February 12, 2001 and Supplemental
        7                  4         Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued
                                     vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

        1                 26         The increase in unsecured trade payables is due to checks
                                     issued prior to the bankruptcy filing that did not clear
                                     before the account was closed and the new DIP account was
                                     opened. These amounts were not identified by the Debtor during the preparation of its Schedules. These additional liabilities are reflected in the increase in pre-petition unsecured
                                     liabilities as recorded on Line 26 of Accrual Basis -1. Debtor will evaluate whether or not to amend its Schedules after a thorough investigation is completed.

        4                  9         Sales tax owing is an accrual only and not yet due.

        6                  2         The Debtor is the lessee on hundreds of real and personal
                                     property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease
                                     payments are reflected in the Debtor's accounts payable
                                     system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest
                                     desires specific information about any specific lease, the
                                     Debtor will provide such information upon request.